                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: JANUARY 25, 1998
                                        ----------------
                        (Date of Earliest Event Reported)






                          CMC SECURITIES CORPORATION II
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             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE               33-56778             75-2473215
(State of Incorporation) (Commission File No.)  (I.R.S. Employer
                                                Identification No.)


                2711 North Haskell
                    Suite 900
                  Dallas, Texas                              75204
      ---------------------------------------------------------------
      (Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323
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                          CMC SECURITIES CORPORATION II

                                    FORM 8-K



                                      INDEX

                                                             PAGE
                                                             ----
ITEM NUMBER

         Item 5.  Other Events............................      3

         Item 7.  Financial Statements and Exhibits.......      3

SIGNATURES        ........................................      3

                              ITEM 5. OTHER EVENTS.

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the JANUARY 25, 1998 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

SERIES DESIGNATION             DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
------------------             ------------------------------------------------
      Series 1993-2A                            $1,918,807.80
      Series 1993-2B                            $2,701,277.35
      Series 1993-2C                            $1,595,876.32
      Series 1993-2D                            $1,823,553.41
      Series 1993-2E                            $4,579,829.60
      Series 1993-2F                            $2,254,056.35
      Series 1993-2G                            $2,300,449.29
      Series 1993-2H                            $2,716,180.11
      Series 1993-2I                            $6,644,778.56
      Series 1995-A                             $2,671,618.94
      Series 1996-A                             $2,078,136.67
      Series 1996-B                             $6,888,860.14
      Series 1996-C                             $6,885,078.58

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits:

        SERIES       EXHIBIT NO.   DESCRIPTION
        ------       -----------   -----------
        All               28.1     Collateral Summary and Remittance Report.
        All               28.2     Summary of Trustee's Reports to Bondholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CMC SECURITIES CORPORATION II


March 24, 1998                           By: /s/ Phillip A. Reinsch
                                            -----------------------------------
                                          Phillip A. Reinsch - Vice President

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CMC SECURITIES CORPORATION II


March 24, 1998                           By: /s/ PHILLIP A. REINSCH
                                            -----------------------------------
                                            Phillip A. Reinsch - Vice President

                                 EXHIBIT INDEX


        SERIES       EXHIBIT NO.   DESCRIPTION
        ------       -----------   -----------
        All               28.1     Collateral Summary and Remittance Report.
        All               28.2     Summary of Trustee's Reports to Bondholders.